Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 16, 1998, in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-21363.

                                                             ARTHUR ANDERSEN LLP

Lancaster, Pennsylvania
March 25, 1998